UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3800 Embassy Parkway, Suite 310

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3800 Embassy Parkway, Suite 310

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

OAK ASSOCIATES FUNDS

ANNUAL REPORT

October 31, 2023

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

OAK ASSOCIATES FUNDS Grow Stronger Together.

OAK ASSOCIATES FUNDS
This Page Intentionally Left Blank

At Oak, we believe the sustainable long-term growth for investors is best achieved through a concentrated focus on companies and sectors. Our high- conviction stock selection process centers on identifying multiple drivers of growth and engaging in fundamental research to uncover the right businesses within the right sectors. We then take meaningful positions - targeting unrealized value and seeking long-term capital appreciation independent of typical index results.

Dual-Concentrated Investment Approach

Long-term fundamental and multi-cycle analysis to uncover the highest conviction sectors and holdings fueled by multiple drivers of growth.

SECTOR GROWTH DRIVERS

▼	Overall Macro Trends
▼	Relative Valuations
▼	Competitive Durability
▼	Earnings Sustainability
▼	Sub-sector Thematics
▼	Rates and Yields

COMPANY GROWTH DRIVERS

Quantitative Screens	▲
Management Strength & Track Report	▲
MOAT+ Competitive Advantage	▲
Business Sustainability & Pricing Power	▲
Market Position & Leadership	▲
Long-term Earnings Growth	▲

Our Top-Down approach identifies Favorable Sectors in which to invest, while our Bottom-Up approach finds Attractive Stocks within those Favorable Sectors.

TABLE of CONTENTS

Shareholder Letter	1

Performance Update

White Oak Select Growth Fund	4

Pin Oak Equity Fund	6

Rock Oak Core Growth Fund	8

River Oak Discovery Fund	10

Red Oak Technology Select Fund	12

Black Oak Emerging Technology Fund	14

Live Oak Health Sciences Fund	16

Important Disclosures	18

Disclosure of Fund Expenses	21

Financial Statements

Schedules of Investments	23

Statements of Assets & Liabilities	44

Statements of Operations	46

Statements of Changes in Net Assets	48

Financial Highlights	54

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	70

Additional Information	71

Shareholder Letter

November 27, 2023

Dear Fellow Shareholders,

During the fiscal year ended October 31, 2023, US equities attained modest gains, recovering from a poor market in 2022 where aggressive Federal Reserve action, recession fears, and persistent inflation hurt stocks. Over the current fiscal year, the S&P 500® Index rose 10.14%, driven by large-cap technology stocks and supported by healthy consumer spending. As more evidence emerged showing inflation declining without an increase in unemployment, stocks rallied. Investors have begun to anticipate the end of the Fed’s tightening cycle. For now, fears over a policy mistake or sharp recession have been replaced with expectations of a soft-landing or mid-cycle slowdown. Elsewhere in the stock market, energy stocks, which had benefited from supply constraints and inflation following the pandemic, suffered the most in 2023, reversing two years of strong gains.

During the coronavirus pandemic, global policy makers struggled to balance the uncertain economic outlook and eventual unintended consequences of their interventions. The deference to excessive monetary and fiscal stimulus, when compounded by supply chain challenges and labor shortages, caused inflation to spread globally towards the end of the Covid era. The battle to contain this inflation encompassed most of the past two years. In March of 2022, the Federal Reserve initiated a series of sizable interest rates increases. Ultimately, the influential US Fed Fund overnight lending rate would climb from 0.25% to 5.5% in just 17 months. The aggressive steps weighed heavily on US equities in 2022, but have indeed suppressed inflation, all without tilting the economy into a recession or collapsing job growth. Chairman Powell deserves credit for the progress thus far.

One of the leading forces behind the rise in US equities during the fiscal year was the frenzy behind ChatGPT and the proliferation of Artificial Intelligence (AI). With advances in machine learning, software and processing power, AI has emerged as the next great technological innovation. We do not disagree that its potential is exciting, but our enthusiasm is also tempered by the familiar fever of a new highly hyped technology, its impact on near-term earnings, and extreme valuations that accompany the fever. We’ve seen similar frenzies behind digital printing, virtual reality, cryptocurrency, augmented reality hardware, big data and more. Nevertheless, all things AI have captivated investors and the year’s top performers are all considered prime beneficiaries.

While the profit potential for AI is still too early to ascertain, Oak Associates generally prefers to participate in newer technological trends through large-cap technology leaders with exposure, or the ability to make a significant monetary commitment to the opportunity, rather than dedicated IPOs or perceived “pure-plays” in the space. Time and money are two very potent competitive threats and the historical record is littered with exciting firms that were unable to endure the path to profitability. We continue to monitor the opportunity and will make investment shifts as needed.

Significant changes to the investment landscape in 2022/2023 are likely to have long-lasting repercussions for more speculative segments of the equity market, specifically: start-ups, high-valued venture backed firms, and not-yet profitable small-caps. The onset of the Fed’s 2022-2023 tightening cycle ended the nearly decade-long period of Zero Interest Rate Policy (ZIRP). With rates close to zero, borrowing was inexpensive and institutional investors were enticed into segments that offered return profiles now unavailable in standard fixed-income assets. Hedge funds and venture capital seemed to thrive as alternative asset managers captured market share. Venture firms were able

1-888-462-5386 | www.oakfunds.com	1

Shareholder Letter

to raise capital and seed businesses while also offering a very tolerant outlook towards profitability or exit IPOs. With the cost of capital now significantly higher, the era of seemingly unlimited access to cheap financing and deferred return expectations is likely over. Further threatening the start-up industry was the collapse of Silicon Valley Bank and the potential regional banking crisis that developed in the first quarter of 2023.

With prevailing short-term interest rates pushing 5%, the capitalization of several banks came under pressure as customers withdrew demand deposits in search of better short-term yields. This occurred at a time when the value of long-term balance sheet assets was also collapsing. The practice of borrowing short to lend long requires an upward sloping yield curve which was upended by the Fed’s inflation fight. In a fractional banking system with a modern twist, this led to an electronic bank run at Silicon Valley Bank (SVB), a venture-capital focused California bank. Oak was not an investor in SVB. The sharp change in rates, along with poor risk controls, hedging, and liquidity, precipitated a series of bank failures, resulting in the seizures of several institutions by the FDIC. The threat of a wider banking crisis lingered in Q2 2023, hampering financial stocks, but the FDIC’s actions appear to have curtailed the potential contagion.

The impact of rising interest rates over the past fiscal year also wreaked havoc on bond investors. The popular iShares 20+ Year US Government Bond ETF lost more than 10% in the fiscal year and is down 40% over the past two years. Fixed-income investors are now confronted with the prospect of the Fed keeping interest rates “higher-for-longer”. When combined with heightened polarization in Washington and discord within the House of Representatives, which is responsible for appropriations and government spending, risk over a government shutdown, the long-term viability of social services programs, and overall credit worthiness of US Government securities have all affected the globally important US Government bond market and US greenback.

With the tremendous amount of economic tightening imposed over the past two years, and massive withdrawal of quantitative stimulus, the risks of an eventual recession remain. Thus far, a healthy consumer and strong job market has carried the economy. Early signs of increasing credit delinquencies, falling savings rates, and tougher lending standards are areas of concern to watch. Yet, corporate profits have remained strong and valuation levels are not unattractive to warrant a major valuation reset. Pockets of hype in technology and pharmaceuticals are somewhat speculative, but the overall sentiment towards equities is not extreme. With more progress against inflation and the interest rate tightening cycle now on pause, an economic slowdown may remain elusive for a while longer. As always, geopolitical events can be disruptive and the risk of regional problems expanding into bigger conflicts persists. These developments are always hard to assess or predict.

Looking into 2024, the outlook for equities depends on continued success against inflation. The restrictive fiscal and monetary conditions have done their job, but should the Fed add more constraints to prevent an inflation rebound, equities could falter. The US economy has always been driven by the consumer and a continued strong labor market bodes well for consumer confidence and spending. A decline in mortgage rates generally would also recharge the housing and construction sectors. Given the severity of tightening already in the economic pipeline, we do believe that it is probable the Consumer Price Index (CPI) and inflation have likely peaked and should continue to trend lower in 2024, albeit not always in a straight line. While market participants continue to anticipate that the Fed will soon unwind their tightening, this too may be premature unless deeper economic stress develops. Although current interest rates may

2	Annual Report | October 31, 2023

Shareholder Letter

be considered restrictive relative to the past decade, compared to historical levels, they are not extreme. We suspect the Fed would prefer to preserve the reclaimed power that comes with its ability to implement future interest rate cuts for as long as possible.

To endure the economic uncertainty, our approach focuses on companies with strong market positions and high levels of profitability. We naturally tend to avoid companies with high levels of leverage, or interest expense burdens, as these are often incremental constraints to diminish profits and create refinancing risk. At this point of the economic cycle, we favor quality and profitability metrics over more cyclical factors. Should the economy falter, stable earnings, high margins, and growth opportunities tend to weather uncertainty while still providing opportunity in rising markets. We also continue to prefer those sectors with secular trends and companies with shareholder-friendly practices.

Thank you for your investment in the Oak Associates Funds.

With regards,

Robert Stimpson, CFA

Co-Chief Investment Officer & Portfolio Manager

Oak Associates Funds

1-888-462-5386 | www.oakfunds.com	3

White Oak Select Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

White Oak Select Growth Fund (the “Fund”) rose 12.28% for the fiscal year ended October 31, 2023, while the S&P 500® Index gained 10.14% and the Morningstar Large Blend category increased 7.62%. Over the last ten years, the Fund has risen an average of 9.89% per year.

The US stock market recovered in 2023 as optimism over the end of the Federal Reserve’s (the “Fed”) interest rate tightening cycle grew and more evidence showed success against inflation. Recall that US equities suffered in 2022 as the Fed launched a series of historic interest rate increases to tackle persistent inflation following the Coronavirus pandemic. The Fed Funds overnight lending rate climbed from 0.25% to 5.50% in just seventeen months, including four consecutive three-quarter point rate increases. The Fed also curtailed its practice of quantitative easing to suffocate the velocity of money. These efforts constrained economic activity and suppressed inflation, all without fueling unemployment. Successfully executing this strategy allowed US equities to recover in 2023.

Within the US equity markets, leadership was notably narrow, with large-cap and mega-cap stocks driving returns. A preference for larger companies is expected, given the difficulty small firms face obtaining financing and maintaining profitability in a tighter economy. At the sector level, a wave of excitement about Artificial Intelligence (AI) rallied certain technology stocks. The release of ChatGPT and the hype associated with its transformative applications drove semiconductor, software, and other companies considered prime beneficiaries of AI growth. While extremely interesting, the investment future of AI is still nascent and valuations are extreme.

During the fiscal year, Meta Platforms was the best performer and largest contributor to the Fund’s fiscal year return. The parent company of Facebook underperformed the prior year due to concerns over spending on virtual reality products and development of the metaverse, but renewed fiscal discipline saw its shares climb 216% during the fiscal year. Semiconductor equipment manufacturer KLA-Tenor was the second-best performer, rising 48%, as chip stocks benefited from the frenzy behind AI.

Charles Schwab Corp. is the Fund’s worst performing company during the fiscal year. Due to the position’s weighting in the Fund, it was a large drag on performance. The discount brokerage firm suffered during the regional banking crisis in the first quarter of 2023. With the sharp rise in interest rates, the stock fell on concerns over customer withdrawals and pressure to offer higher yielding accounts, as this has a negative effect on net interest margins. We analyzed these concerns and concluded that Charles Schwab’s business was different from the pressures the regional banks experienced and customers tend to transfer funds internally, rather than move institutions. Nevertheless, the firm’s shares dropped 33% last fiscal year. We continue to feel Charles Schwab’s asset gathering abilities make it an attractive long-term beneficiary of demographics and wealth creation.

Looking to 2024, the Fed’s action will continue to affect the stock market and economy. Despite success at suppressing inflation, any rebound that necessitates further constraints would be problematic. Thus far, the economy and the job market have remained resilient in the face of tighter economic conditions. Given these headwinds, we believe that high-quality growth stocks are an attractive market segment to weather both the inflation threat and economic uncertainty.

Thank you for your investment with the Oak Associates Funds.

4	Annual Report | October 31, 2023

White Oak Select Growth Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	WOGSX	1	Amazon.com, Inc.	10.2%
Share Price	$117.99	2	Alphabet, Inc. – Class C	9.2%
Total Net Assets	$336.3M	3	Cisco Systems, Inc.	7.6%
Portfolio Turnover	3%	4	KLA Corp.	7.0%
		5	Amgen, Inc.	6.3%
Sector Allocation^		6	JPMorgan Chase & Co.	5.8%
Technology	23.8%	7	Alphabet, Inc. – Class A	5.6%
Health Care	23.3%	8	Meta Platforms, Inc.	5.1%
Communications	20.0%	9	Lowe’s Companies, Inc.	5.1%
Consumer Discretionary	15.3%	10	Charles Schwab Corp. (The)	4.9%
Financials	15.1%
Cash & Other Assets	2.5%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
White Oak Select Growth Fund	12.28%	6.05%	8.05%	9.89%
S&P 500® Total Return Index[1]	10.14%	10.36%	11.01%	11.18%
Morningstar Large Blend Category Average[2]	7.62%	9.31%	9.67%	9.69%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 0.91%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 0.93%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	5

Pin Oak Equity Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Pin Oak Equity Fund (the “Fund”) rose 10.59% for the fiscal year ended October 31, 2023, while the broad Morningstar U.S. Market Total Return Index gained 9.11% and the Morningstar Large Blend Category increased 7.62%. Over the last ten years, the Fund has risen an average of 8.51% per year.

Our message and outlook have remained the same throughout the year; that the economy and markets would likely do fine early on and then face headwinds as the lagged effects of monetary policy began to impact the economy in earnest. This remains our view. However, while growth does appear likely to slow, we believe the Federal Reserve (the “Fed”) has done an admirable job in bringing down inflation without doing significant harm to the labor market. We will be watching closely to determine if the employment market can remain resilient enough to keep consumers spending until inflation reaches targeted levels.

The economy and US equity markets proved resilient in fiscal 2023 driven by a consumer that has benefited from a tight labor market and strong corresponding wage growth. Within the market however, strength has been extremely narrow with large capitalization technology stocks leading the way. Excitement surrounding the long-term potential for Artificial Intelligence (AI) was also a significant factor in the outperformance of the technology sector. Alternatively, the Energy sector lagged after two strong years as did the Financial space after the regional banking crisis early in the year.

During the fiscal year, Meta Platforms was the best performer and largest contributor to the Fund’s fiscal year return. The parent company of Facebook underperformed the prior year due to concerns over spending on virtual reality products and development of the metaverse, but renewed fiscal discipline and a return to growth caused the shares to more than double during the fiscal year. Alphabet Inc., holding company of Google, was the second-strongest contributor to performance rising significantly as early fears of severe economic slowdown proved incorrect.

Unsurprisingly, the Fund’s worst performer came from the Financial sector as Charles Schwab Corp. lagged along with other financial companies due to a series of bank failures in March. While Charles Schwab did see cash deposits fall, this cash largely remained within the Schwab complex, moving from cash deposits to money market funds as investors sought the higher interest rates offered by the latter post the Fed’s tightening policy. We continue to feel that Charles Schwab’s ability to gather assets give it a strong ability to benefit from favorable demographic trends and continued wealth creation over the long-term.

Looking forward, we believe that the restrictive policy already in the pipeline will keep downward pressure on inflation and get us into a range where the Fed can declare victory. And when looking back historically at inflationary periods, solving the inflation problem tends to be potentially very positive for stock market returns going forward.

Thank you for your investment with the Oak Associates Funds.

6	Annual Report | October 31, 2023

Pin Oak Equity Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	POGSX	1	Alphabet, Inc. – Class C	10.7%
Share Price	$72.04	2	Amazon.com, Inc.	9.2%
Total Net Assets	$115.7M	3	McKesson Corp.	8.4%
Portfolio Turnover	6%	4	KLA Corp.	7.5%
		5	Visa, Inc. – Class A	6.3%
Sector Allocation^		6	Amdocs Ltd.	5.7%
Technology	29.2%	7	Assurant, Inc.	5.0%
Health Care	21.4%	8	Meta Platforms, Inc.	4.8%
Communications	18.5%	9	Charles Schwab Corp. (The)	4.2%
Financials	12.9%	10	Amgen, Inc.	4.1%
Consumer Discretionary	12.6%
Industrials	2.3%
Energy	1.5%
Cash & Other Assets	1.6%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Pin Oak Equity Fund	10.59%	5.65%	6.04%	8.51%
Morningstar US Market Index[1]	9.11%	9.19%	10.37%	10.64%
Morningstar Large Blend Category Average[1]	7.62%	9.31%	9.67%	9.69%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 0.95%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 0.98%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	7

Rock Oak Core Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Rock Oak Core Growth Fund (the “Fund”) declined 0.29% for the fiscal year ended October 31, 2023, while the Morningstar U.S. Mid Cap Index dropped 0.87%, and the Morningstar Mid Blend Category declined 0.80%. Over the last ten years, the Fund has risen an average of 6.18% per year.

Over the past fiscal year, the Federal Reserve (the “Fed”) continued its stance on combating inflation by increasing interest rates. Towards the end of the fiscal year end, the pace and size of their rate hikes have slowed as inflation has contracted. Stocks rallied as investors applauded the potential end of the Fed’s tightening cycle. However, for the Fed to reach their goal of 2% inflation, they have stated they might need to keep rates higher for longer.

Within the US equity markets, there has been narrow leadership, with larger companies and those associated with artificial intelligence outperforming. Smaller companies, banks, and higher leveraged companies have underperformed this year due to the higher interest rate environment. The Fed’s rapid and aggressive rate hikes resulted in a poor bond market, which weakened banks’ balance sheets and made it more difficult for companies to borrow money. This creates challenges for smaller and higher leveraged companies, as the cost of capital has risen, posing a higher risk for investors. This is essentially the inverse of the monetary and fiscal policies these types of companies have enjoyed for most of the past decade.

The Fund’s best performing stock in the fiscal year was ESAB Corp., a metalworking machinery company that rallied due to reshoring, a shortage of welders, and an increase in automation/robotics. TransDigm Group Inc., an aerospace manufacturing company, was another strong performer this fiscal year, benefiting from the increase in travel and the increase in defense spending due to the growing number of geopolitical conflicts.

The Fund’s largest declines came from SolarEdge Technologies and Ubiquiti Networks, Inc. SolarEdge Technologies, a renewable energy company that offers solar power inverter solutions for residential and commercial customers, experienced lower demand due to higher borrowing costs. Fiscal squabbles in Washington over government funding also weighed on the renewable energy sector overall. Ubiquiti Networks, Inc., a wireless networking company, experienced cooling demand just as they increased their debt to build up inventory, which was based on previous quarters of hot demand and that weighed on results.

Going forward, as monetary and fiscal policies remain restrictive and interest rates remain higher for longer, we expect this will continue to put a strain on both consumers and companies as the cost of capital and lending standards increase. Thus, as a part of its investment philosophy, the Fund focuses on companies with the following increasingly important characteristics: companies that trade at a reasonable price, are committed to creating value for shareholders, have a low debt burden, and have disciplined management. The Fund continues to focus on these characteristics as a key tenant of its overall investment philosophy.

Thank you for your investment with the Oak Associates Funds.

8	Annual Report | October 31, 2023

Rock Oak Core Growth Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	RCKSX	1	Hartford Financial Services Group, Inc. (The)	6.1%
Share Price	$14.76	2	Cardinal Health, Inc.	5.4%
Total Net Assets	$9.7M	3	Republic Services, Inc.	4.8%
Portfolio Turnover	12%	4	Carlisle Companies, Inc.	4.8%
		5	TransDigm Group, Inc.	4.6%
Sector Allocation^		6	F5, Inc.	4.4%
Technology	25.7%	7	NetApp, Inc.	4.4%
Industrials	22.2%	8	Seagate Technology PLC	4.2%
Health Care	18.8%	9	Quest Diagnostics, Inc.	4.1%
Financials	8.9%	10	Nordson Corp	4.1%
Energy	8.5%
Materials	8.2%
Consumer Discretionary	6.5%
Cash & Other Assets	1.2%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Rock Oak Core Growth Fund	-0.29%	2.59%	2.03%	6.18%
Morningstar US Mid Cap Index[1]	-0.87%	6.57%	7.96%	8.72%
Morningstar Mid Blend Category Average[1]	-0.80%	7.65%	6.58%	7.09%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 1.50%/1.25%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 1.60%/1.25%

The Adviser has contractually agreed for a period of one year from February 28, 2023, the date of the Fund’s Prospectus, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	9

River Oak Discovery Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

River Oak Discovery Fund (the “Fund”) declined 5.06% for the fiscal year ended October 31, 2023, while the Morningstar U.S. Small Cap Total Return Index dropped 2.66% and the Morningstar Small Blend Category declined 4.86%. Over the last ten years, the Fund has risen an average of 7.02% per year.

Inflation was the foremost issue in the fiscal year ended October 31, 2023. The Federal Reserve (the “Fed”) raised interest rates and vowed to keep them high to bring inflation down to their 2% target. The US economy also experienced a number of shocks this year, including a banking crisis, the debt ceiling negotiations, increased tensions with China, the ongoing war in Ukraine, and, more recently, the Israel-Hamas war. Despite these shocks, the economy held up well, employment remained high, and inflation slowed. Nonetheless, smaller companies tend to suffer during periods of risk aversion.

The Fund’s worst performer was Calix Inc., an enterprise software company that offers communications, networking, and cloud computing software and services for the telecommunications industry. Calix underperformed due to supply chain issues, a slower growth outlook, and negative investor sentiment. Another company whose performance detracted from the Fund’s return was Tower Semiconductor Ltd., an independent semiconductor foundry. Tower Semiconductor declined after Chinese regulators blocked its acquisition by Intel and the unforeseen war in Israel.

The Fund’s top performer was Kadant Inc., a technology and engineering systems supplier that benefited from healthy backlogs, diminishing headwinds, and increased infrastructure projects due to the Infrastructure Bill. The top contributor was Nextgen Healthcare Inc., a cloud-based healthcare technology company that provides software and services that help medical professionals reduce risk and automate processes. Nextgen’s shares surged after announcing that it would be acquired by a private equity firm.

Looking to 2024, we expect the higher-for-longer monetary policy outlook to continue to restrict economic growth and reduce inflation. This will continue to put a strain on consumers and companies alike. Job growth has continued, employment has remained high, and consumers have continued to spend, contributing to the strong economy despite higher mortgage and interest rates. However, the Fed is in a precarious situation. If they overtighten, they could send the economy into a recession by raising unemployment. If they ease too soon, inflation could rebound. The Fed must walk a fine line to reduce inflation to their goal, prevent it from rebounding, and support the job market.

The Fund invests in niche small-cap companies that we feel are committed to creating value for shareholders. This narrow focus generally allows for better execution, as these companies are better able to compete, be acquired, and withstand economic downturns.

Thank you for your investment with the Oak Associates Funds.

10	Annual Report | October 31, 2023

River Oak Discovery Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	RIVSX	1	Nextgen Healthcare, Inc.	5.6%
Share Price	$14.75	2	Applied Industrial Technologies, Inc.	4.6%
Total Net Assets	$21.1M	3	Kadant, Inc.	4.5%
Portfolio Turnover	42%	4	Kulicke & Soffa Industries, Inc.	4.5%
		5	Adtalem Global Education, Inc.	4.3%
Sector Allocation^		6	Kforce, Inc.	4.2%
Technology	34.2%	7	Advanced Energy Industries, Inc.	4.2%
Industrials	28.0%	8	Barrett Business Services, Inc.	4.1%
Health Care	12.0%	9	Selective Insurance Group, Inc.	4.0%
Financials	10.9%	10	Perficient, Inc.	4.0%
Consumer Discretionary	7.3%
Consumer Staples	5.1%
Cash & Other Assets	2.5%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
River Oak Discovery Fund	-5.06%	9.28%	8.52%	7.02%
Morningstar US Small Cap Index[1]	-2.66%	5.82%	4.39%	6.08%
Morningstar Small Blend Category Average[1]	-4.86%	7.97%	4.61%	5.83%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 1.19%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 1.16%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	11

Red Oak Technology Select Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) rose 26.55% for the fiscal year ended October 31, 2023, while the S&P 500® Equal Weight Information Technology Index gained 10.17% and the Morningstar Technology Sector Category increased 14.18%. Over the last ten years, the Fund has risen by an average of 14.46% per year.

From a market perspective, investors came into this year prepping for a hard landing after the Federal Reserve’s aggressive monetary tightening campaign. Instead, the economy and the markets have performed quite well despite challenges, such as a regional banking crisis and numerous geopolitical conflicts. Much of the strength has been consumer driven which fits with the strong employment market and solid wage gains experienced this fiscal year.

In addition to general leadership from large capitalization stocks in general and those within the Technology sector in particular, one of the prominent forces behind the rise in US equities during the fiscal year was the frenzy behind ChatGPT and the proliferation of Artificial Intelligence (AI). With advances in machine learning, software and processing power, AI has emerged as the next great technological innovation. We expect the profitability and growth characteristics of the Technology sector in this higher rate environment to attract incremental investors at the expense of sectors and companies that rely more heavily on debt markets to fund operations and new projects in the coming years.

During the fiscal year, Meta Platforms, Inc. was the best performer and largest contributor to the Fund’s fiscal year return. The parent company of Facebook underperformed the prior year due to concerns over spending on virtual reality products and development of the metaverse, but renewed fiscal discipline and a return to growth caused the shares to more than double during the fiscal year. Synopsys Inc. was also a significant contributor to performance. The company is a leader in electronic design automation software that supports the secular growth of semiconductors and benefited from increased demand driven AI.

The Fund’s largest relative underperforming stock for the year was Qualcomm, Inc., a semiconductor company that supplies technologies and products to the wireless industry. While the company has benefited from the technology transition to 5G wireless networks, weakness in demand for handsets in 2023 has caused the stock to lag behind other areas in technology. Longer term, Qualcomm appears to maintain its unique competitive advantage within the wireless handset market and is expanding into new-end markets such as the Internet of Things (IoT) and Advanced Driver Assistance Systems (ADAS) which combined, now represent close to twenty percent of revenues.

Given the significant amount of tightening already in the economic pipeline, we believe inflation has peaked and should continue to trend lower in 2024. Going forward, the Fund will continue to pursue blue-chip technology companies with dominant market positions and favorable shareholder return metrics that are trading at attractive valuations. In our opinion, higher interest rates and the resulting increased cost of capital will make these characteristics even more attractive for investors.

Thank you for your investment with the Oak Associates Funds.

12	Annual Report | October 31, 2023

Red Oak Technology Select Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	ROGSX	1	Alphabet, Inc. – Class C	7.6%
Share Price	$35.22	2	Amazon.com, Inc.	6.9%
Total Net Assets	$503.9M	3	Microsoft Corp.	6.7%
Portfolio Turnover	0%	4	KLA Corp.	6.4%
		5	Synopsys, Inc.	6.1%
Sector Allocation^		6	Cisco Systems, Inc.	6.0%
Technology	71.2%	7	Oracle Corp.	5.4%
Communications	14.4%	8	Meta Platforms, Inc.	5.0%
Consumer Discretionary	9.5%	9	VMware, Inc. – Class A	3.9%
Industrials	2.5%	10	NXP Semiconductors NV	3.9%
Cash & Other Assets	2.4%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Red Oak Technology Select Fund	26.55%	8.04%	11.42%	14.46%
S&P 500® Equal Weight Information Technology Index[1]	10.17%	9.93%	13.34%	15.79%
Morningstar Technology Sector Category Average[2]	14.18%	1.45%	11.00%	13.79%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 0.92%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 0.94%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	13

Black Oak Emerging Technology Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Black Oak Emerging Technology Fund (the “Fund”) declined 3.34% for the fiscal year ended October 31, 2023, while the S&P 500® Equal Weight Information Technology Index gained 10.17% and the Morningstar Technology Sector Category increased 14.18%. Over the last ten years, the Fund has risen an average of 10.75% per year.

US equity markets saw a nice bounce during the fiscal year despite early concerns of the Federal Reserve’s (the “Fed”) aggressive interest rate hikes pushing the economy into recession. The economy has proven resilient on the back of strength in consumer spending which has benefited from a robust labor market and growth in wages. The pace of inflation has come down significantly over the past year suggesting the Fed is nearing the end of the current tightening cycle.

Despite a rally in the overall markets, strength was not distributed evenly across all stocks. To the contrary, leadership was extremely narrow within large capitalization companies while small capitalization equities underperformed across all sectors. Rising interest rates tend to have a greater impact on smaller companies as they rely more heavily on debt markets for growth and operations. On balance, emerging technology companies held by the Fund tend to be smaller or mid-sized when compared to the large capitalization technology companies.

The worst performing stock in the Fund for fiscal 2023 was SolarEdge Technologies, Inc., a company that provides solar power conversion, monitoring and storage solutions for both residential and commercial customers. After strong demand and shortages in the prior year, this year began with customers building inventory in anticipation of continued strength in new orders. However, demand slowed late in the year leaving elevated inventory levels which will take time to work down to more normal levels.

The Fund’s best performer was Nvidia Corp., which makes semiconductor chips and software for accelerated gaming and computing. Shares rose considerably during the fiscal year on the back of the excitement for Artificial Intelligence (AI) as their chips have been optimized to take advantage of this sizable market opportunity. Another beneficiary of this new technology is KLA Corp., a semiconductor capital equipment maker whose products provide test and measurement capabilities throughout the semiconductor manufacturing process.

While the majority of small capitalization companies traded lower this year, we believe that as the Fed’s monetary tightening campaign ends, the focus will shift to high quality companies regardless of size. Our approach focuses on companies with strong market positions and high levels of profitability. We naturally tend to avoid companies with high levels of leverage, or interest expense burdens, as these are often incremental constraints to diminish profits and create refinancing risk. We expect higher quality companies to distance themselves from lower quality peers as rising interest rate costs weigh on the latter in the coming years.

Going forward, the Fund will continue to seek opportunities within the technology sector exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with the Oak Associates Funds.

14	Annual Report | October 31, 2023

Black Oak Emerging Technology Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	BOGSX	1	KLA Corp.	6.5%
Share Price	$6.11	2	Applied Industrial Technologies, Inc.	4.4%
Total Net Assets	$48.6M	3	Nextgen Healthcare, Inc.	4.3%
Portfolio Turnover	17%	4	Kulicke & Soffa Industries, Inc.	4.2%
		5	Lam Research Corp.	4.2%
Sector Allocation^		6	Salesforce.com, Inc.	4.0%
Technology	81.4%	7	Cohu, Inc.	3.7%
Industrials	11.0%	8	Science Applications International Corp.	3.6%
Consumer Discretionary	2.4%	9	Nordson Corp.	3.5%
Health Care	2.3%	10	Advanced Micro Devices, Inc.	3.5%
Energy	1.9%
Cash & Other Assets	1.0%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Black Oak Emerging Technology Fund	-3.34%	4.38%	10.20%	10.75%
S&P 500® Equal Weight Information Technology Index[1]	10.17%	9.93%	13.34%	15.79%
Morningstar Technology Sector Category Average[2]	14.18%	1.45%	11.00%	13.79%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 1.03%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 1.07%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	15

Live Oak Health Sciences Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) declined 5.80% for the fiscal year ended October 31, 2023, while the S&P 500® Health Care Index dropped 4.56% and the Morningstar Health Sector Category declined 11.04%. Over the last ten years, the Fund has risen an average of 7.73% per year.

The US economy continued to weather a storm of geopolitical conflict, economic shocks and inflation in the fiscal year ended October 31, 2023. The Federal Reserve (the “Fed”) aggressively raised interest rates over the past 17 months to combat inflation, a move that contributed to several economic disruptions, but which is potentially closer to the end of the tightening cycle. Despite these challenges, employment growth remained strong and inflation has moderated.

While the broad-based US equity market indexes posted gains during the period, the returns can be attributed to the outperformance of large-cap stocks and those associated with artificial intelligence. Healthcare, which tends to be more defensive, underperformed more cyclical sectors which rallied on evidence the Fed has suppressed inflation without inducing a sharp recession. Pockets of outperformance in healthcare were notably focused in the companies that have benefited from the introduction of new blockbuster weight-loss drugs. Despite lagging the broader market, certain areas within healthcare are poised to benefit from long-term demographic trends and offer stable revenue growth, given the consistent rise in medical costs over the past decade. This could serve as a safe haven in an inflationary environment if investors shift to defensive sectors of the market.

The Fund’s largest detractor was the Biotech company, Moderna. This company focuses on mRNA therapeutics and vaccines. The company declined due to deteriorating sales associated with the ebbing of the COVID-19 pandemic and concerns about its developmental pipeline. The Fund’s second worst performer was Bio-Rad Laboratories, a life science and diagnostic company that operates a chain of laboratories as well as manufacturing and distributing research products, clinical diagnostics, and analytical instruments. Macro headwinds such as inflation, funding constraints, and inventory backlog contributed to this year’s declines as economic predictors show slower current and future growth.

The Fund’s largest contributor to returns for the year was Cardinal Health Inc., a diversified healthcare product manufacturing and distribution provider. The Fund’s holding that had the largest impact on return was Exelixis Inc., a biotech company that focuses on developing medicines and regimens for treatment of cancer and other serious diseases. Strong product sales, increased focus on its product pipeline, and favorable court rulings led to its solid performance.

We believe the healthcare sector remains attractive due to favorable demographics, increasing frequency of chronic diseases, and unrelenting technological and scientific advancements. These drivers and the past fiscal year’s decline, present opportunities for long-term investors. The Fund maintains its focus on stable healthcare companies with solid financial positions, strong secular growth drivers, and promising earnings prospects at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

16	Annual Report | October 31, 2023

Live Oak Health Sciences Fund	Performance Update
All data below is as of October 31, 2023 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	LOGSX	1	Amgen, Inc.	5.2%
Share Price	$20.02	2	Cencora, Inc.	5.1%
Total Net Assets	$50.1M	3	Regeneron Pharmaceuticals, Inc.	5.0%
Portfolio Turnover	47%	4	McKesson Corp.	4.9%
		5	Humana, Inc.	4.1%
Sector Allocation^		6	Cardinal Health, Inc.	4.0%
Health Care	96.0%	7	Vertex Pharmaceuticals, Inc.	4.0%
Cash & Other Assets	4.0%	8	Cigna Corp.	3.8%
		9	Centene Corp.	3.8%
		10	UnitedHealth Group, Inc.	3.6%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Live Oak Health Sciences Fund	-5.80%	8.44%	5.61%	7.73%
S&P 500® Health Care Index[1]	-4.56%	8.79%	9.01%	10.90%
Morningstar Health Care Sector Category Average[2]	-11.04%	-2.45%	4.02%	8.22%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2023): 1.02%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2023): 1.02%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	17

Important Disclosures
All data below is as of October 31, 2023 (Unaudited)

Mutual fund investing involves risk, including the possible loss of principal. The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because a Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these over-weighted sectors could have a greater impact on a Fund than it would on another mutual fund with a broader range of investments.

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Oak Associates Funds (the “Funds”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. You cannot invest directly in an index.

Morningstar Health Care Category – Health portfolios focus on the medical and health-care industries. Most invest in a range of companies, buying everything from pharmaceutical and medical-device makers to HMOs, hospitals, and nursing homes. A few portfolios concentrate on just one industry segment, such as service providers or biotechnology firms.

Morningstar Large Blend Category – Large-blend portfolios are fairly representative of the overall US stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index.

Morningstar Mid Blend Category – The typical mid-cap blend portfolio invests in US stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The US mid-cap range for market capitalization typically falls between $1billion-$8 billion and represents 20% of the total capitalization of the US equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Blend Category – Small-blend portfolios favor US firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the US equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

18	Annual Report | October 31, 2023

Important Disclosures
All data below is as of October 31, 2023 (Unaudited)

Morningstar Technology Category – Technology portfolios buy high-tech businesses in the US or outside of the US Most concentrate on computer, semiconductor, software, networking, and Internet stocks. A few also buy medical-device and biotechnology stocks and some concentrate on a single technology industry.

Morningstar US Market Index – Measures the performance of US securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Morningstar US Mid Cap Index – Tracks the performance of US mid-cap stocks that fall between 70th and 90th percentile in market capitalization of the investable universe. In aggregate the Mid-Cap Index represents 20 percent of the investable universe.

Morningstar US Small Cap Index – Measures the performance of US small-cap stocks. These stocks fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small-Cap Index represents 7 percent of the investable universe. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Standard & Poor’s – is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500® Index – The S&P 500® Index is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

S&P 500® Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500® Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

1-888-462-5386 | www.oakfunds.com	19

Important Disclosures
All data below is as of October 31, 2023 (Unaudited)

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

20	Annual Report | October 31, 2023

Disclosure of Fund Expenses
As of October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period from May 1, 2023 through October 31, 2023.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

1-888-462-5386 | www.oakfunds.com	21

Disclosure of Fund Expenses
As of October 31, 2023 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses
	May 1,	October 31,	Expense	Paid During
	2023	2023	Ratio	Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$1,073.00	0.93%	$4.87
Hypothetical 5% Return	$1,000.00	$1,020.51	0.93%	$4.75
Pin Oak Equity Fund
Actual Return	$1,000.00	$1,083.30	0.97%	$5.11
Hypothetical 5% Return	$1,000.00	$1,020.30	0.97%	$4.96
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$1,015.80	1.25%	$6.35
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$949.80	1.26%	$6.20
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.42
Red Oak Technology Select Fund
Actual Return	$1,000.00	$1,106.90	0.93%	$4.95
Hypothetical 5% Return	$1,000.00	$1,020.50	0.93%	$4.75
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$928.60	1.08%	$5.25
Hypothetical 5% Return	$1,000.00	$1,019.76	1.08%	$5.50
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$957.00	1.04%	$5.11
Hypothetical 5% Return	$1,000.00	$1,019.98	1.04%	$5.28

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Annual Report | October 31, 2023

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 97.46%
COMMUNICATIONS — 19.95%
Internet Media & Services — 19.95%
Alphabet, Inc. - Class A(a)	152,000	$18,860,160
Alphabet, Inc. - Class C(a)	248,000	31,074,400
Meta Platforms, Inc. - Class A(a)	56,975	17,164,858
		67,099,418
CONSUMER DISCRETIONARY — 15.29%
E-Commerce Discretionary — 10.19%
Amazon.com, Inc.(a)	257,500	34,270,675

Retail - Discretionary — 5.10%
Lowe’s Companies, Inc.(b)	90,000	17,151,300

FINANCIALS — 15.05%
Asset Management — 4.86%
Charles Schwab Corp. (The)	314,100	16,345,764

Banking — 5.75%
JPMorgan Chase & Co.(b)	139,065	19,338,379

Institutional Financial Services — 0.68%
State Street Corp.	35,000	2,262,050

Insurance — 3.76%
Chubb Ltd.	58,937	12,649,059

HEALTH CARE — 23.32%
Biotech & Pharma — 12.12%
Amgen, Inc.	82,460	21,085,022
Novartis AG - ADR	114,060	10,673,735
Pfizer, Inc.	275,700	8,425,392
Sandoz Group AG - ADR(a)(b)	22,812	589,006
		40,773,155
Health Care Facilities & Services — 5.87%
Cigna Corp.	32,952	10,188,758
Laboratory Corporation of America Holdings(b)	47,770	9,541,102
		19,729,860

1-888-462-5386 | www.oakfunds.com	23

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
Medical Equipment & Devices — 5.33%
Alcon, Inc.	138,000	$9,842,160
Zimmer Biomet Holdings, Inc.	77,390	8,080,290
		17,922,450
TECHNOLOGY — 23.85%
Semiconductors — 14.33%
KLA Corp.(b)	49,835	23,407,499
NXP Semiconductors NV	66,513	11,468,837
QUALCOMM, Inc.	122,300	13,329,477
		48,205,813
Technology Hardware — 7.60%
Cisco Systems, Inc.	490,000	25,543,700

Technology Services — 1.92%
Cognizant Technology Solutions Corp. - Class A	100,000	6,447,000

TOTAL COMMON STOCKS
(Cost $158,612,097)		327,738,623

24	Annual Report | October 31, 2023

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 13.72%
REPURCHASE AGREEMENTS — 2.52%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $9,857,749 and a collateral value of $8,650,607	8,480,969	$8,480,969

COLLATERAL FOR SECURITIES LOANED — 11.20%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	37,667,759	37,667,759

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,148,728)		46,148,728

TOTAL INVESTMENTS — 111.18%
(Cost $204,760,825)		373,887,351

Liabilities in Excess of Other Assets — (11.18)%		(37,590,123)

NET ASSETS — 100.00%		$336,297,228

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $37,352,768.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	25

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 98.37%
COMMUNICATIONS — 18.52%
Internet Media & Services — 18.52%
Alphabet, Inc. - Class A(a)	27,500	$3,412,200
Alphabet, Inc. - Class C(a)	99,180	12,427,254
Meta Platforms, Inc. - Class A(a)	18,569	5,594,283
		21,433,737
CONSUMER DISCRETIONARY — 12.59%
E-Commerce Discretionary — 12.59%
Amazon.com, Inc.(a)	80,000	10,647,200
eBay, Inc.(b)	100,000	3,923,000
		14,570,200
ENERGY — 1.54%
Oil & Gas Producers — 1.54%
Coterra Energy, Inc.(b)	65,000	1,787,500

FINANCIALS — 12.86%
Asset Management — 4.16%
Charles Schwab Corp. (The)	92,500	4,813,700

Institutional Financial Services — 3.70%
Bank of New York Mellon Corp. (The)	100,745	4,281,663

Insurance — 5.00%
Assurant, Inc.	38,900	5,792,210

HEALTH CARE — 21.43%
Biotech & Pharma — 11.32%
Amgen, Inc.	18,500	4,730,450
Gilead Sciences, Inc.	48,145	3,781,308
Regeneron Pharmaceuticals, Inc.(a)	5,881	4,586,533
		13,098,291

26	Annual Report | October 31, 2023

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2023

		Fair
	Shares	Value
Health Care Facilities & Services — 10.11%
McKesson Corp.	21,400	$9,744,704
Quest Diagnostics, Inc.	15,000	1,951,500
		11,696,204
INDUSTRIALS — 2.29%
Electrical Equipment — 2.29%
Amphenol Corp. - Class A	32,860	2,646,873

TECHNOLOGY — 29.14%
Semiconductors — 10.22%
Diodes, Inc.(a)	17,411	1,133,108
KLA Corp.	18,498	8,688,510
Microchip Technology, Inc.	28,089	2,002,465
		11,824,083
Software — 2.71%
Akamai Technologies, Inc.(a)	30,324	3,133,379

Technology Services — 16.21%
Amdocs Ltd.	81,587	6,540,014
Paychex, Inc.	34,649	3,847,771
PayPal Holdings, Inc.(a)	19,996	1,035,793
Visa, Inc. - Class A(b)	31,220	7,339,822
		18,763,400
TOTAL COMMON STOCKS
(Cost $57,957,635)		113,841,240

1-888-462-5386 | www.oakfunds.com	27

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2023

	Shares or	Market
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 9.52%
REPURCHASE AGREEMENTS — 1.87%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $2,513,854 and a collateral value of $2,206,017	2,162,757	$2,162,757

COLLATERAL FOR SECURITIES LOANED — 7.65%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	8,855,428	8,855,428

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,018,185)		11,018,185

TOTAL INVESTMENTS — 107.89%
(Cost $68,975,820)		$124,859,425

Liabilities in Excess of Other Assets — (7.89)%		(9,136,149)

NET ASSETS — 100.00%		$115,723,276

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,748,078.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

28	Annual Report | October 31, 2023

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 98.84%
CONSUMER DISCRETIONARY — 6.55%
Leisure Products — 3.18%
Thor Industries, Inc.(a)	3,490	$306,876

Wholesale - Discretionary — 3.37%
Pool Corp.	1,030	325,243

ENERGY — 8.48%
Oil & Gas Producers — 7.14%
Coterra Energy, Inc.	11,541	317,377
Murphy USA, Inc.(a)	1,024	371,395
		688,772
Renewable Energy — 1.34%
SolarEdge Technologies, Inc.(a)(b)	1,709	129,799

FINANCIALS — 8.88%
Insurance — 8.88%
Assurant, Inc.	1,830	272,487
Hartford Financial Services Group, Inc. (The)	7,965	585,029
		857,516
HEALTH CARE — 18.76%
Biotech & Pharma — 9.26%
Exelixis, Inc.(b)	18,149	373,688
Jazz Pharmaceuticals PLC(b)	2,825	358,831
Viatris, Inc.	18,120	161,268
		893,787
Health Care Facilities & Services — 9.50%
Cardinal Health, Inc.	5,770	525,070
Quest Diagnostics, Inc.	3,015	392,252
		917,322
INDUSTRIALS — 22.25%
Aerospace & Defense — 4.59%
TransDigm Group, Inc.(a)(b)	535	443,028

Commercial Support Services — 4.82%
Republic Services, Inc.	3,130	464,774

1-888-462-5386 | www.oakfunds.com	29

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
Industrial Support Services — 3.08%
Applied Industrial Technologies, Inc.	1,936	$297,195

Machinery — 9.76%
Curtiss -Wright Corp.(a)	1,620	322,072
ESAB Corp.	3,618	229,020
Nordson Corp.	1,839	390,953
		942,045
MATERIALS — 8.22%
Chemicals — 3.44%
CF Industries Holdings, Inc.(a)	4,159	331,805

Construction Materials — 4.78%
Carlisle Companies, Inc.(a)	1,815	461,173

TECHNOLOGY — 25.70%
Software — 2.84%
Veeva Systems, Inc. - Class A(a)(b)	900	173,439
Zscaler, Inc.(b)	632	100,292
		273,731
Technology Hardware — 13.05%
F5, Inc.(b)	2,820	427,484
NetApp, Inc.(a)	5,805	422,488
Seagate Technology PLC(a)	6,007	409,978
		1,259,950
Technology Services — 9.81%
Amdocs Ltd.	3,602	288,737
Cognizant Technology Solutions Corp. - Class A	5,507	355,036
Parsons Corp.(b)	1,731	97,888
Science Applications International Corp.	1,880	205,371
		947,032
TOTAL COMMON STOCKS
(Cost $7,786,870)		9,540,048

30	Annual Report | October 31, 2023

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 25.86%
REPURCHASE AGREEMENTS — 1.33%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $148,803 and a collateral value of $130,581	128,020	$128,020

COLLATERAL FOR SECURITIES LOANED — 24.53%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	2,367,612	2,367,612

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,495,632)		2,495,632

TOTAL INVESTMENTS — 124.70%
(Cost $10,282,502)		12,035,680

Liabilities in Excess of Other Assets — (24.70)%		(2,384,150)

NET ASSETS — 100.00%		$9,651,530

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,334,311.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	31

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 97.50%
CONSUMER DISCRETIONARY — 7.33%
Consumer Services — 4.26%
Adtalem Global Education, Inc.(a)	17,305	$896,399

Retail - Discretionary — 3.07%
Asbury Automotive Group, Inc.(a)(b)	3,380	646,831

CONSUMER STAPLES — 5.12%
Household Products — 5.12%
Edgewell Personal Care Co.(b)	17,322	604,538
Energizer Holdings, Inc.(b)	15,000	473,700
		1,078,238
FINANCIALS — 10.87%
Asset Management — 4.73%
AllianceBernstein Holding LP	21,518	618,212
Artisan Partners Asset Management, Inc. - Class A(b)	11,425	377,025
		995,237
Insurance — 6.14%
CNO Financial Group, Inc.	19,434	450,480
Selective Insurance Group, Inc.(b)	8,090	842,250
		1,292,730
HEALTH CARE — 11.96%
Biotech & Pharma — 6.29%
Ironwood Pharmaceuticals, Inc.(a)(b)	57,917	519,515
Prestige Consumer Healthcare, Inc.(a)	13,557	804,744
		1,324,259
Health Care Facilities & Services — 5.67%
Ensign Group, Inc. (The)(b)	7,572	731,455
Progyny, Inc.(a)	15,006	463,085
		1,194,540
INDUSTRIALS — 28.00%
Commercial Support Services — 14.64%
Barrett Business Services, Inc.	9,477	866,766
Kforce, Inc.(b)	14,641	893,686
Korn Ferry	11,359	517,062
V2X, Inc.(a)	15,768	805,272
		3,082,786

32	Annual Report | October 31, 2023

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2023

		Fair
	Shares	Value
Electrical Equipment — 4.17%
Advanced Energy Industries, Inc.	10,072	$878,883

Industrial Support Services — 4.64%
Applied Industrial Technologies, Inc.	6,369	977,705

Machinery — 4.55%
Kadant, Inc.(b)	4,352	957,440

TECHNOLOGY — 34.22%
Semiconductors — 21.12%
Ambarella, Inc.(a)	8,849	398,117
Cirrus Logic, Inc.(a)	11,637	778,864
Cohu, Inc.(a)	23,005	693,371
Diodes, Inc.(a)	10,822	704,296
Kulicke & Soffa Industries, Inc.	22,922	953,784
Silicon Motion Technology Corp. - ADR(a)	9,000	482,220
Tower Semiconductor Ltd.(a)	18,941	436,022
		4,446,674
Software — 8.14%
Calix, Inc.(a)	3,095	102,506
Clear Secure Inc	12,639	212,588
NextGen Healthcare, Inc.(a)(b)	49,292	1,179,065
Verint Systems, Inc.(a)(b)	11,703	220,133
		1,714,292
Technology Services — 4.96%
ICF International, Inc.	1,672	211,893
Perficient, Inc.(a)(b)	14,311	832,757
		1,044,650
TOTAL COMMON STOCKS
(Cost $17,208,786)		20,530,664

1-888-462-5386 | www.oakfunds.com	33

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 31.32%
REPURCHASE AGREEMENTS — 2.60%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $635,659 and a collateral value of $557,819	546,880	$546,880

COLLATERAL FOR SECURITIES LOANED — 28.72%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	6,048,495	6,048,495

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,595,375)		6,595,375

TOTAL INVESTMENTS — 128.82%
(Cost $23,804,161)		27,126,039

Liabilities in Excess of Other Assets — (28.82)%		(6,068,732)

NET ASSETS — 100.00%		$21,057,307

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,002,377.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

34	Annual Report | October 31, 2023

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 97.59%
COMMUNICATIONS — 14.40%
Internet Media & Services — 14.40%
Alphabet, Inc. - Class A(a)	75,000	$9,306,000
Alphabet, Inc. - Class C(a)	304,720	38,181,416
Meta Platforms, Inc. - Class A(a)	83,225	25,073,196
		72,560,612
CONSUMER DISCRETIONARY — 9.47%
E-Commerce Discretionary — 9.47%
Amazon.com, Inc.(a)	263,000	35,002,670
eBay, Inc.	324,030	12,711,697
		47,714,367
INDUSTRIALS — 2.53%
Aerospace & Defense — 1.57%
Lockheed Martin Corp.	17,399	7,910,281

Electrical Equipment — 0.96%
Amphenol Corp. - Class A	60,000	4,833,000

TECHNOLOGY — 71.19%
Semiconductors — 21.93%
Advanced Micro Devices, Inc.(a)	90,000	8,865,000
Intel Corp.	147,615	5,387,947
KLA Corp.	68,609	32,225,647
Microchip Technology, Inc.	95,000	6,772,550
NVIDIA Corp.	30,000	12,234,000
NXP Semiconductors NV	113,550	19,579,427
Qorvo, Inc.(a)	100,000	8,742,000
QUALCOMM, Inc.	153,200	16,697,268
		110,503,839

1-888-462-5386 | www.oakfunds.com	35

Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
Software — 26.08%
Akamai Technologies, Inc.(a)	116,780	$12,066,877
Check Point Software Technologies Ltd.(a)	58,700	7,880,475
Microsoft Corp.	99,403	33,609,148
Oracle Corp.	262,554	27,148,084
Synopsys, Inc.(a)	65,970	30,968,957
VMware, Inc. - Class A(a)	135,470	19,731,206
		131,404,747
Technology Hardware — 12.32%
Apple, Inc.	106,078	18,114,940
Cisco Systems, Inc.	576,180	30,036,263
NetApp, Inc.	191,334	13,925,289
		62,076,492
Technology Services — 10.86%
Accenture PLC - Class A	50,118	14,889,557
Global Payments, Inc.	93,157	9,895,136
MasterCard, Inc. - Class A	29,642	11,155,767
Visa, Inc. - Class A(b)	80,000	18,808,000
		54,748,460
TOTAL COMMON STOCKS
(Cost $190,514,040)		491,751,798

36	Annual Report | October 31, 2023

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 6.21%
REPURCHASE AGREEMENTS — 2.47%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $14,458,978 and a collateral value of $12,688,386	12,439,568	$12,439,568

COLLATERAL FOR SECURITIES LOANED — 3.74%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	18,829,800	18,829,800

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,269,368)		31,269,368

TOTAL INVESTMENTS — 103.80%
(Cost $221,783,408)		$523,021,166

Liabilities in Excess of Other Assets — (3.80)%		(19,134,324)

NET ASSETS — 100.00%		$503,886,842

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $18,619,920.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	37

Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 99.02%
CONSUMER DISCRETIONARY — 2.40%
Automotive — 2.40%
Tesla, Inc.(a)	5,817	$1,168,286

ENERGY — 1.88%
Renewable Energy — 1.88%
SolarEdge Technologies, Inc.(a)(b)	12,014	912,463

HEALTH CARE — 2.30%
Medical Equipment & Devices — 2.30%
Intuitive Surgical, Inc.(a)	4,259	1,116,795

INDUSTRIALS — 11.06%
Electrical Equipment — 3.15%
Advanced Energy Industries, Inc.(b)	17,560	1,532,286

Industrial Support Services — 4.42%
Applied Industrial Technologies, Inc.	14,000	2,149,140

Machinery — 3.49%
Nordson Corp.	8,000	1,700,720

TECHNOLOGY — 81.38%
Information Technology — 2.66%
Paylocity Holdings Corp.(a)	7,220	1,295,268

38	Annual Report | October 31, 2023

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2023

		Fair
	Shares	Value
Semiconductors — 36.06%
Advanced Micro Devices, Inc.(a)	17,247	$1,698,829
Cirrus Logic, Inc.(a)(b)	20,830	1,394,152
Cohu, Inc.(a)	59,077	1,780,581
Diodes, Inc.(a)(b)	25,770	1,677,112
KLA Corp.(b)	6,750	3,170,475
Kulicke & Soffa Industries, Inc.	49,645	2,065,728
Lam Research Corp.	3,500	2,058,770
NVIDIA Corp.	3,416	1,393,045
QUALCOMM, Inc.	10,844	1,181,888
Silicon Motion Technology Corp. - ADR(a)	20,940	1,121,965
		17,542,545
Software — 21.55%
Clear Secure Inc	34,795	585,252
Concentrix Corp.(b)	13,134	1,000,942
Crowdstrike Holdings, Inc. - Class A(a)	5,576	985,669
Fortinet, Inc.(a)	25,980	1,485,277
NextGen Healthcare, Inc.(a)(b)	88,315	2,112,495
Salesforce.com, Inc.(a)	9,659	1,939,817
Veeva Systems, Inc. - Class A(a)	6,396	1,232,573
Zscaler, Inc.(a)	7,192	1,141,298
		10,483,323
Technology Hardware — 3.47%
F5, Inc.(a)	11,141	1,688,864

Technology Services — 17.64%
Amdocs Ltd.	15,234	1,221,158
Cognizant Technology Solutions Corp. - Class A	9,600	618,912
CSG Systems International, Inc.(b)	10,000	468,600
ICF International, Inc.	5,000	633,650
Jack Henry & Associates, Inc.	6,981	984,251
Parsons Corp.(a)	17,211	973,282
PayPal Holdings, Inc.(a)	15,720	814,296
Perficient, Inc.(a)	19,395	1,128,595
Science Applications International Corp.	15,921	1,739,210
		8,581,954
TOTAL COMMON STOCKS
(Cost $30,726,273)		48,171,644

1-888-462-5386 | www.oakfunds.com	39

Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 21.07%
REPURCHASE AGREEMENTS — 4.16%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $2,352,009 and a collateral value of $2,063,991	2,023,516	$2,023,516

COLLATERAL FOR SECURITIES LOANED — 16.91%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	8,226,405	8,226,405

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,249,921)		10,249,921

TOTAL INVESTMENTS — 120.09%
(Cost $40,976,195)		58,421,565

Liabilities in Excess of Other Assets — (20.09)%		(9,771,885)

NET ASSETS — 100.00%		$48,649,680

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,131,363.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

40	Annual Report | October 31, 2023

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2023

		Fair
	Shares	Value
COMMON STOCKS — 96.02%
HEALTH CARE — 96.02%
Biotech — 25.81%
Amgen, Inc.	10,240	$2,618,368
Biogen, Inc.(a)	5,006	1,189,125
Exelixis, Inc.(a)	86,379	1,778,544
Gilead Sciences, Inc.	13,718	1,077,412
Incyte Corp.(a)	2,390	128,893
Regeneron Pharmaceuticals, Inc.(a)	3,190	2,487,849
United Therapeutics Corp.(a)(b)	7,465	1,663,650
Vertex Pharmaceuticals, Inc.(a)	5,515	1,997,037
		12,940,878
Health Care Facilities — 3.05%
Ensign Group, Inc. (The)(b)	15,851	1,531,207

Health Care Services — 6.50%
Laboratory Corporation of America Holdings(b)	7,737	1,545,311
Progyny, Inc.(a)	36,761	1,134,444
Quest Diagnostics, Inc.	4,453	579,335
		3,259,090
Health Care Supply Chain — 17.88%
Cardinal Health, Inc.	22,235	2,023,385
Cencora, Inc.(b)	13,739	2,543,776
Cigna Corp.	6,199	1,916,731
McKesson Corp.	5,448	2,480,801
		8,964,693
Large Pharmaceuticals — 9.07%
Johnson & Johnson	8,463	1,255,401
Merck & Co., Inc.	16,393	1,683,561
Novartis AG - ADR(b)	17,194	1,609,015
		4,547,977

1-888-462-5386 | www.oakfunds.com	41

Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2023

		Fair
	Shares	Value
Life Science & Diagnostics — 5.65%
Bio-Rad Laboratories, Inc. - Class A(a)	339	$93,320
Revvity, Inc.	14,979	1,241,010
Thermo Fisher Scientific, Inc.(b)	3,369	1,498,430
		2,832,760
Managed Care — 18.47%
Centene Corp.(a)	27,653	1,907,504
Elevance Health, Inc.	3,925	1,766,603
Humana, Inc.(b)	3,917	2,051,294
Molina Healthcare, Inc.(a)	5,191	1,728,343
UnitedHealth Group, Inc.	3,369	1,804,302
		9,258,046
Medical Devices — 5.43%
Medtronic PLC	21,490	1,516,335
Stryker Corp.	4,479	1,210,315
		2,726,650
Medical Equipment — 3.38%
Intuitive Surgical, Inc.(a)	6,458	1,693,417

Specialty & Generic Pharma — 0.12%
Sandoz Group AG - ADR(a)(b)	2,320	59,902

Specialty & Generic Pharmaceuticals — 0.66%
Jazz Pharmaceuticals PLC(a)	2,601	330,379

TOTAL COMMON STOCKS
(Cost $33,177,870)		48,144,999

42	Annual Report | October 31, 2023

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2023

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 20.66%
REPURCHASE AGREEMENTS — 6.58%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 4.98%, dated 10/31/2023 and maturing 11/1/2023, collateralized by U.S. Treasury Securities with rates ranging from 0.50% to 3.63% and maturity dates ranging from 5/15/2026 to 10/31/2027 with a par value of $3,835,648 and a collateral value of $3,365,949	3,299,943	$3,299,943

COLLATERAL FOR SECURITIES LOANED — 14.08%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49%(c)	7,058,329	7,058,329

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,358,272)		10,358,272

TOTAL INVESTMENTS — 116.68%
(Cost $43,536,143)		58,503,271

Liabilities in Excess of Other Assets — (16.68)%		(8,363,475)

NET ASSETS — 100.00%		$50,139,796

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,971,002.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	43

Statements of Assets & Liabilities
October 31, 2023

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
ASSETS
Investment securities at value (cost $204,760,825, $68,975,820, $10,282,502, $23,804,161, $221,783,408, $40,976,195 and $43,536,143), including $37,352,768, $8,748,078, $2,334,311, $6,002,377, $18,619,920, $8,131,363 and $6,971,002 of securities on loan	$373,887,351	$124,859,425
Receivable for fund shares sold	15,269	545
Receivable for investments sold	—	—
Dividends and interest receivable	100,173	42,612
Tax reclaims receivable	346,795	40,236
Prepaid expenses	24,022	12,371
Total Assets	374,373,610	124,955,189

LIABILITIES
Payable for fund shares redeemed	167,259	276,726
Payable for investments purchased	—	—
Payable for collateral upon return of securities loaned	37,667,759	8,855,428
Investment advisory fees payable	217,052	74,564
Administration fees payable	13,786	4,898
Transfer agent fees payable	5,652	2,892
Trustee fees payable	2,265	653
Other accrued expenses	2,609	16,752
Total Liabilities	38,076,382	9,231,913
NET ASSETS	$336,297,228	$115,723,276

Net Assets consist of:
Paid-in capital (unlimited authorization – no par value)	$150,577,894	$50,174,845
Accumulated earnings	185,719,334	65,548,431
Net Assets	$336,297,228	$115,723,276
Total shares outstanding at end of year	2,850,098	1,606,285

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$117.99	$72.04

44	Annual Report | October 31, 2023

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund
$12,035,680	$27,126,039	$523,021,166	$58,421,565	$58,503,271
—	3,800	51,414	427	12,975
—	—	—	264,662	—
1,693	1,338	83,269	3,910	1,294
—	—	—	—	9,326
16,898	10,239	120,569	18,899	12,544
12,054,271	27,141,416	523,276,418	58,709,463	58,539,410

11,714	—	160,878	4,886	24,148
—	—	—	1,770,003	1,265,020

2,367,612	6,048,495	18,829,800	8,226,405	7,058,329
3,426	13,498	325,371	32,217	32,409
642	1,114	20,112	2,241	2,366
1,394	1,439	4,663	2,670	1,867
41	75	3,240	169	354
17,912	19,488	45,512	21,192	15,121
2,402,741	6,084,109	19,389,576	10,059,783	8,399,614
$9,651,530	$21,057,307	$503,886,842	$48,649,680	$50,139,796

$7,868,772	$20,139,103	$178,971,044	$29,315,998	$32,527,585
1,782,758	918,204	324,915,798	19,333,682	17,612,211
$9,651,530	$21,057,307	$503,886,842	$48,649,680	$50,139,796
654,094	1,427,434	14,306,795	7,960,494	2,504,616

$14.76	$14.75	$35.22	$6.11	$20.02

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	45

Statements of Operations
For the year ended October 31, 2023

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
INVESTMENT INCOME
Dividends	$5,466,463	$1,467,985
Securities lending income	39,618	23,723
Interest	312,410	134,775
Foreign withholding tax	(109,169)	—
Total Investment Income	5,709,322	1,626,483

EXPENSES
Investment adviser	2,502,044	896,509
Administration	161,873	58,531
Sub transfer agent	106,024	44,488
Legal	75,531	27,925
Trustee	72,440	25,998
Transfer agent	69,411	35,428
Registration	25,963	23,631
Report printing	25,153	8,776
Insurance	20,796	7,551
Audit	16,326	16,326
Custodian	13,648	6,220
Pricing	1,077	349
Miscellaneous	60,449	31,629
Total Expenses	3,150,735	1,183,361
Less: Investment advisory fees waived	—	—
Net Expenses	3,150,735	1,183,361
Net Investment Income (Loss)	2,558,587	443,122

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	16,136,115	10,145,012
Net change in unrealized appreciation (depreciation) of investment securities	19,935,902	1,687,053
Net Realized and Unrealized Gain (Loss) on Investments	36,072,017	11,832,065
Net Increase (Decrease) in Net Assets from Operations	$38,630,604	$12,275,187

46	Annual Report | October 31, 2023

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund

$151,906	$238,686	$5,103,981	$304,857	$658,278
4,719	11,531	40,202	22,550	13,879
38,778	54,321	463,347	121,421	83,540
—	(453)	(66,205)	(914)	(6,927)
195,403	304,085	5,541,325	447,914	748,770

75,298	194,421	3,613,069	409,326	402,517
5,636	13,533	232,344	27,323	27,128
1,469	7,882	262,050	15,932	11,471
2,195	5,860	108,702	12,274	11,364
2,265	5,498	108,560	11,863	11,836
16,726	17,238	57,298	32,580	22,717
22,381	22,191	28,546	23,180	20,135
1,779	2,507	34,966	6,485	4,336
613	1,299	29,203	3,220	3,259
16,326	15,326	16,326	16,326	16,326
2,081	3,651	19,583	3,681	4,335
396	494	425	513	447
15,149	16,105	60,987	26,406	19,584
162,314	306,005	4,572,059	589,109	555,455
(35,141)	—	—	—	—
127,173	306,005	4,572,059	589,109	555,455
68,230	(1,920)	969,266	(141,195)	193,315

(9,333)	(1,332,633)	24,490,943	2,183,969	3,455,317

(89,637)	(544,290)	85,634,993	(3,639,141)	(6,847,360)

(98,970)	(1,876,923)	110,125,936	(1,455,172)	(3,392,043)

$(30,740)	$(1,878,843)	$111,095,202	$(1,596,367)	$(3,198,728)

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	47

Statements of Changes in Net Assets

	White Oak Select
	Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
INVESTMENT ACTIVITIES
Net investment income	$2,558,587	$1,657,078
Net realized gain (loss) on investment securities transactions	16,136,115	(388,907)
Net change in unrealized appreciation (depreciation) of investments securities	19,935,902	(106,574,485)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,630,604	(105,306,314)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(1,592,284)	(23,574,884)
Total Distributions	(1,592,284)	(23,574,884)

CAPITAL TRANSACTIONS
Proceeds from shares sold	2,981,617	21,254,266
Reinvestment of distributions	1,506,571	22,616,161
Amount paid for shares redeemed	(26,617,379)	(53,149,316)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(22,129,191)	(9,278,889)
Total Increase (Decrease) in Net Assets	14,909,129	(138,160,087)
NET ASSETS
Beginning of year	321,388,099	459,548,186
End of year	$336,297,228	$321,388,099

SHARE TRANSACTIONS
Shares sold	26,228	154,874
Shares issued in reinvestment of distributions	14,193	154,958
Shares redeemed	(233,473)	(436,087)
Net Increase (Decrease) in Shares Outstanding	(193,052)	(126,255)

48	Annual Report | October 31, 2023

Pin Oak		Rock Oak Core
Equity Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2023	2022	2023	2022

$443,122	$232,441	$68,230	$10,762

10,145,012	225,766	(9,333)	72,085

1,687,053	(46,330,521)	(89,637)	(2,121,967)

12,275,187	(45,872,314)	(30,740)	(2,039,120)

(175,955)	(19,354,347)	(99,611)	(525,505)
(175,955)	(19,354,347)	(99,611)	(525,505)

1,616,012	2,496,694	486,919	228,546
159,966	18,365,328	92,431	519,071
(23,458,547)	(31,772,534)	(937,660)	(674,459)

(21,682,569)	(10,910,512)	(358,310)	73,158

(9,583,337)	(76,137,173)	(488,661)	(2,491,467)

125,306,613	201,443,786	10,140,191	12,631,658
$115,723,276	$125,306,613	$9,651,530	$10,140,191

23,757	31,148	32,615	14,674
2,504	211,631	6,296	28,773
(340,537)	(412,867)	(62,912)	(41,586)
(314,276)	(170,088)	(24,001)	1,861

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	49

Statements of Changes in Net Assets

	River Oak
	Discovery Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
INVESTMENT ACTIVITIES
Net investment income (loss)	$(1,920)	$21,523
Net realized gain (loss) on investment securities transactions	(1,332,633)	(1,112,837)
Net change in unrealized appreciation (depreciation) of investments securities	(544,290)	(2,704,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,878,843)	(3,796,024)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(46,104)	(3,510,455)
Total Distributions	(46,104)	(3,510,455)

CAPITAL TRANSACTIONS
Proceeds from shares sold	13,041,465	4,809,886
Reinvestment of distributions	44,276	3,505,905
Amount paid for shares redeemed	(11,989,796)	(2,827,595)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	1,095,945	5,488,196

Total Increase (Decrease) in Net Assets	(829,002)	(1,818,283)

NET ASSETS
Beginning of year	21,886,309	23,704,592
End of year	$21,057,307	$21,886,309

SHARE TRANSACTIONS
Shares sold	786,162	279,292
Shares issued in reinvestment of distributions	2,797	188,490
Shares redeemed	(767,998)	(174,685)
Net Increase (Decrease) in Shares Outstanding	20,961	293,097

50	Annual Report | October 31, 2023

Red Oak Technology		Black Oak Emerging
Select Fund		Technology Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2023	2022	2023	2022
$969,266	$2,790,001	$(141,195)	$(231,581)

24,490,943	26,983,326	2,183,969	1,127,872

85,634,993	(202,620,374)	(3,639,141)	(17,327,721)

111,095,202	(172,847,047)	(1,596,367)	(16,431,430)

(21,171,474)	(69,834,196)	(953,768)	(7,330,084)
(21,171,474)	(69,834,196)	(953,768)	(7,330,084)

20,759,781	30,297,611	5,045,674	4,741,396
20,289,665	66,948,402	915,807	7,142,109
(69,008,685)	(100,561,351)	(7,202,709)	(4,774,533)

(27,959,239)	(3,315,338)	(1,241,228)	7,108,972
61,964,489	(245,996,581)	(3,791,363)	(16,652,542)

441,922,353	687,918,934	52,441,043	69,093,585
$503,886,842	$441,922,353	$48,649,680	$52,441,043

625,674	808,713	736,891	646,632
738,074	1,557,302	147,236	803,387
(2,157,078)	(2,739,468)	(1,060,917)	(643,278)
(793,330)	(373,453)	(176,790)	806,741

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	51

Statements of Changes in Net Assets

	Live Oak
	Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
INVESTMENT ACTIVITIES
Net investment income	$193,315	$162,507
Net realized gain on investment securities transactions	3,455,317	352,073
Net change in unrealized appreciation (depreciation) of investments securities	(6,847,360)	1,604,846
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,198,728)	2,119,426

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(317,867)	(3,678,422)
Total Distributions	(317,867)	(3,678,422)

CAPITAL TRANSACTIONS
Proceeds from shares sold	2,014,031	4,552,509
Reinvestment of distributions	302,522	3,543,183
Amount paid for shares redeemed	(5,999,904)	(4,384,723)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(3,683,351)	3,710,969

Total Increase (Decrease) in Net Assets	(7,199,946)	2,151,973

NET ASSETS
Beginning of year	57,339,742	55,187,769
End of year	$50,139,796	$57,339,742

SHARE TRANSACTIONS
Shares sold	96,239	220,865
Shares issued in reinvestment of distributions	13,986	169,045
Shares redeemed	(289,409)	(215,069)
Net Increase (Decrease) in Shares Outstanding	(179,184)	174,841

52	Annual Report | October 31, 2023

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Financial Highlights
For a share outstanding throughout each year

	Net Asset	Net	Realized and		Dividends
	Value	Investment	Unrealized		from Net
	Beginning of	Income	Gain (Loss)	Total from	Investment
	Year	(Loss)(a)	in Securities	Operations	Income
White Oak Select Growth Fund
For the year ended October 31, 2023	$105.61	0.87	12.04	12.91	(0.53)
For the year ended October 31, 2022	$145.00	0.52	(32.42)	(31.90)	(0.41)
For the year ended October 31, 2021	$107.21	0.35	40.49	40.84	(0.74)
For the year ended October 31, 2020	$97.79	0.74	10.53	11.27	(0.97)
For the year ended October 31, 2019	$89.55	0.94	8.47	9.41	(0.54)
Pin Oak Equity Fund
For the year ended October 31, 2023	$65.24	0.25	6.64	6.89	(0.09)
For the year ended October 31, 2022	$96.35	0.11	(21.82)	(21.71)	(0.08)
For the year ended October 31, 2021	$70.93	0.01	29.02	29.03	(0.60)
For the year ended October 31, 2020	$72.63	0.62	0.08 (c)	0.70	(0.91)
For the year ended October 31, 2019	$66.18	0.81	7.41	8.22	(0.62)
Rock Oak Core Growth Fund
For the year ended October 31, 2023	$14.95	0.10	(0.14)	(0.04)	(0.05)
For the year ended October 31, 2022	$18.68	0.02	(2.97)	(2.95)	—
For the year ended October 31, 2021	$16.80	(0.03)	4.75	4.72	(0.03)
For the year ended October 31, 2020	$16.70	0.03	0.63	0.66	(0.07)
For the year ended October 31, 2019	$17.02	0.05	(0.28)	(0.23)	—	(d)
River Oak Discovery Fund
For the year ended October 31, 2023	$15.56	— (d)	(0.79)	(0.79)	(0.02	) (e)
For the year ended October 31, 2022	$21.29	0.02	(2.61)	(2.59)	—
For the year ended October 31, 2021	$15.14	(0.09)	8.78	8.69	—
For the year ended October 31, 2020	$14.58	(0.04)	1.19	1.15	—
For the year ended October 31, 2019	$15.88	0.02	0.85	0.87	—

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemption of Fund shares.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(d)	Less than $0.005 per share.

(e)	Includes return of capital of $0.01

54	Annual Report | October 31, 2023

						Ratio of Net	Ratio of
						Investment	Expenses
	Total	Net Asset		Net Assets,	Ratio of Net	Income	to Average
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	Net Assets	Portfolio
from Capital	and	End of	Total	Year	Average	Average	(Excluding	Turnover
Gains	Distributions	Year	Return(b)	(000)	Net Assets	Net Assets	Waivers)	Rate

—	(0.53)	$117.99	12.28%	$336,297	0.93%	0.76%	0.93%	3%
(7.08)	(7.49)	$105.61	(23.43)%	$321,388	0.91%	0.42%	0.91%	10%
(2.31)	(3.05)	$145.00	38.74%	$459,548	0.89%	0.27%	0.89%	5%
(0.88)	(1.85)	$107.21	11.60%	$349,983	0.93%	0.73%	0.93%	13%
(0.63)	(1.17)	$97.79	10.66%	$356,006	0.95%	1.00%	0.95%	10%

—	(0.09)	$72.04	10.59%	$115,723	0.98%	0.37%	0.98%	6%
(9.32)	(9.40)	$65.24	(24.95)%	$125,307	0.95%	0.15%	0.95%	15%
(3.01)	(3.61)	$96.35	42.09%	$201,444	0.91%	0.01%	0.91%	6%
(1.49)	(2.40)	$70.93	0.79%	$163,074	0.95%	0.89%	0.95%	15%
(1.15)	(1.77)	$72.63	12.83%	$235,141	0.96%	1.19%	0.96%	10%

(0.10)	(0.15)	$14.76	(0.29)%	$9,652	1.25%	0.67%	1.60%	12%
(0.78)	(0.78)	$14.95	(16.52)%	$10,140	1.25%	0.12%	1.50%	21%
(2.81)	(2.84)	$18.68	29.72%	$12,632	1.25%	(0.15)%	1.40%	14%
(0.49)	(0.56)	$16.80	3.78%	$10,078	1.25%	0.20%	1.57%	52%
(0.09)	(0.09)	$16.70	(1.34)%	$11,899	1.25%	0.29%	1.38%	16%

—	(0.02)	$14.75	(5.06)%	$21,057	1.16%	(0.01)%	1.16%	42%
(3.14)	(3.14)	$15.56	(14.59)%	$21,886	1.21%	0.09%	1.21%	28%
(2.54)	(2.54)	$21.29	60.96%	$23,705	1.22%	(0.44)%	1.23%	29%
(0.59)	(0.59)	$15.14	7.79%	$14,501	1.35%	(0.27)%	1.56%	48%
(2.17)	(2.17)	$14.58	6.99%	$12,518	1.35%	0.12%	1.60%	15%

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	55

Financial Highlights
For a share outstanding throughout each year

	Net Asset	Net	Realized and			Dividends
	Value	Investment	Unrealized			from Net
	Beginning of	Income	Gain (Loss)		Total from	Investment
	Year	(Loss)(a)	in Securities		Operations	Income
Red Oak Technology Select Fund
For the year ended October 31, 2023	$29.27	0.07	7.30		7.37	(0.02)
For the year ended October 31, 2022	$44.46	0.18	(10.79)		(10.61)	(0.32)
For the year ended October 31, 2021	$33.97	0.02	12.17		12.19	(0.12)
For the year ended October 31, 2020	$29.95	0.13	4.72		4.85	(0.17)
For the year ended October 31, 2019	$26.90	0.27	4.03		4.30	(0.22)
Black Oak Emerging Technology Fund
For the year ended October 31, 2023	$6.44	(0.02)	(0.19)		(0.21)	—
For the year ended October 31, 2022	$9.43	(0.03)	(1.96)		(1.99)	—
For the year ended October 31, 2021	$6.47	(0.05)	3.50		3.45	—
For the year ended October 31, 2020	$5.27	(0.02)	1.53		1.51	—
For the year ended October 31, 2019	$5.30	— (c)	0.48		0.48	—
Live Oak Health Sciences Fund
For the year ended October 31, 2023	$21.37	0.07	(1.30)		(1.23)	(0.07)
For the year ended October 31, 2022	$22.00	0.06	0.78		0.84	(0.04)
For the year ended October 31, 2021	$18.10	0.03	5.22		5.25	(0.15)
For the year ended October 31, 2020	$18.14	0.15	(0.03	) (d)	0.12	(0.16)
For the year ended October 31, 2019	$20.21	0.15	0.26		0.41	(0.13)

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemption of Fund shares.

(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

56	Annual Report | October 31, 2023

						Ratio of Net	Ratio of
						Investment	Expenses
	Total	Net Asset		Net Assets,	Ratio of Net	Income	to Average
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	Net Assets	Portfolio
from Capital	and	End of	Total	Year	Average	Average	(Excluding	Turnover
Gains	Distributions	Year	Return(b)	(000)	Net Assets	Net Assets	Waivers)	Rate

(1.40)	(1.42)	$35.22	26.55%	$503,887	0.94%	0.20%	0.94%	0%
(4.26)	(4.58)	$29.27	(27.15)%	$441,922	0.92%	0.49%	0.92%	13%
(1.58)	(1.70)	$44.46	36.78%	$687,919	0.90%	0.05%	0.90%	6%
(0.66)	(0.83)	$33.97	16.44%	$576,473	0.94%	0.40%	0.94%	4%
(1.03)	(1.25)	$29.95	16.92%	$636,959	0.95%	0.94%	0.95%	10%

(0.12)	(0.12)	$6.11	(3.34)%	$48,650	1.07%	(0.26)%	1.07%	17%
(1.00)	(1.00)	$6.44	(24.06)%	$52,441	1.03%	(0.39)%	1.03%	25%
(0.49)	(0.49)	$9.43	54.92%	$69,094	1.01%	(0.61)%	1.01%	14%
(0.31)	(0.31)	$6.47	29.48%	$45,544	1.12%	(0.35)%	1.12%	22%
(0.51)	(0.51)	$5.27	10.36%	$36,240	1.18%	(0.01)%	1.18%	25%

(0.05)	(0.12)	$20.02	(5.80)%	$50,140	1.02%	0.36%	1.02%	47%
(1.43)	(1.47)	$21.37	3.95%	$57,340	1.02%	0.30%	1.02%	47%
(1.20)	(1.35)	$22.00	30.23%	$55,188	1.00%	0.17%	1.00%	17%
—	(0.16)	$18.10	0.62%	$44,889	1.03%	0.81%	1.03%	33%
(2.35)	(2.48)	$18.14	2.40%	$51,579	1.05%	0.87%	1.05%	23%

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	57

Notes to Financial Statements
As of October 31, 2023

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (collectively referred to as the “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Use of Estimates – These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the Nasdaq national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

58	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in good faith by the Funds’ adviser, Oak Associates, ltd. (“Oak” or the “Adviser”) as “valuation designee” under the oversight of the Funds’ Board of Trustees (the “Board”). The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes (a portion of which may be reclaimable) on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

1-888-462-5386 | www.oakfunds.com	59

Notes to Financial Statements
As of October 31, 2023

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in each lending Fund’s respective Schedule of Investments. Alternatively, at each Fund’s discretion, cash collateral may be invested in the First American Government Obligations Fund, a series of First American Funds, Inc. (“First American”). Each of First American and Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

60	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of October 31, 2023:

	Market Value of	Cash Collateral
Fund	Securities on Loan	Received
White Oak Select Growth Fund	$37,352,768	$37,667,759
Pin Oak Equity Fund	8,748,078	8,855,428
Rock Oak Core Growth Fund	2,334,311	2,367,612
River Oak Discovery Fund	6,002,377	6,048,495
Red Oak Technology Select Fund	18,619,920	18,829,800
Black Oak Emerging Technology Fund	8,131,263	8,226,405
Live Oak Health Sciences Fund	6,971,002	7,058,329

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

1-888-462-5386 | www.oakfunds.com	61

Notes to Financial Statements
As of October 31, 2023

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$327,738,623	$—	$—	$327,738,623
Short-Term Investments
Repurchase Agreements	—	8,480,969	—	8,480,969
Collateral for Securities Loaned*	—	—	—	37,667,759
Total	$327,738,623	$8,480,969	$—	$373,887,351

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$113,841,240	$—	$—	$113,841,240
Short-Term Investments
Repurchase Agreements	—	2,162,757	—	2,162,757
Collateral for Securities Loaned*	—	—	—	8,855,428
Total	$113,841,240	$2,162,757	$—	$124,859,425

62	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$9,540,048	$—	$—	$9,540,048
Short-Term Investments
Repurchase Agreements	—	128,020	—	128,020
Collateral for Securities Loaned*	—	—	—	2,367,612
Total	$9,540,048	$128,020	$—	$12,035,680

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$20,530,664	$—	$—	$20,530,664
Short-Term Investments
Repurchase Agreements	—	546,880	—	546,880
Collateral for Securities Loaned*	—	—	—	6,048,495
Total	$20,530,664	$546,880	$—	$27,126,039

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$491,751,798	$—	$—	$491,751,798
Short-Term Investments
Repurchase Agreements	—	12,439,568	—	12,439,568
Collateral for Securities Loaned*	—	—	—	18,829,800
Total	$491,751,798	$12,439,568	$—	$523,021,166

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$48,171,644	$—	$—	$48,171,644
Short-Term Investments
Repurchase Agreements	—	2,023,516	—	2,023,516
Collateral for Securities Loaned*	—	—	—	8,226,405
Total	$48,171,644	$2,023,516	$—	$58,421,565

1-888-462-5386 | www.oakfunds.com	63

Notes to Financial Statements
As of October 31, 2023

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$48,144,999	$—	$—	$48,144,999
Short-Term Investments
Repurchase Agreements	—	3,299,943	—	3,299,943
Collateral for Securities Loaned*	—	—	—	7,058,329
Total	$48,144,999	$3,299,943	$—	$58,503,271

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. The Adviser has contractually agreed through February 28, 2024 to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses to not more than 1.25% of the average daily net assets of White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund and River Oak Discovery Fund and 1.35% of the average daily net assets of Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2023:

Advisory Fees as a Percentage of Average Net Assets
			Net
Fund	Annual Rate	Fee Waiver	Annual Rate
White Oak Select Growth Fund	0.74%	—	0.74%
Pin Oak Equity Fund	0.74%	—	0.74%
Rock Oak Core Growth Fund	0.74%	(0.35)%	0.39%
River Oak Discovery Fund	0.74%	—	0.74%
Red Oak Technology Select Fund	0.74%	—	0.74%
Black Oak Emerging Technology Fund	0.74%	—	0.74%
Live Oak Health Sciences Fund	0.74%	—	0.74%

64	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2023 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$9,642,441	$32,993,057
Pin Oak Equity Fund	6,684,177	26,513,244
Rock Oak Core Growth Fund	1,124,452	1,429,404
River Oak Discovery Fund	11,316,670	10,354,041
Red Oak Technology Select Fund	—	53,426,093
Black Oak Emerging Technology Fund	9,190,996	10,621,064
Live Oak Health Sciences Fund	24,778,065	29,568,158

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses, utilization of earnings and profits distributed to shareholders on redemptions of shares, non-deductible expenses from partnerships, return of capital, and certain other investments.

1-888-462-5386 | www.oakfunds.com	65

Notes to Financial Statements
As of October 31, 2023

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

	Accumulated
Fund	Earnings (Deficit)	Paid-in Capital
White Oak Select Growth Fund	$(651,836)	$651,836
Pin Oak Equity Fund	(888,791)	888,791
River Oak Discovery Fund	36,622	(36,622)
Red Oak Technology Select Fund	(1,490,760)	1,490,760
Black Oak Emerging Technology Fund	84,715	(84,715)
Live Oak Health Sciences Fund	(506,977)	506,977

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2023 was as follows:

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gain	Capital	Total
White Oak Select Growth Fund	$1,592,284	$—	$—	$1,592,284
Pin Oak Equity Fund	145,920	30,035	—	175,955
Rock Oak Core Growth Fund	34,020	65,591	—	99,611
River Oak Discovery Fund	18,846	—	27,258	46,104
Red Oak Technology Select Fund	47,730	21,123,744	—	21,171,474
Black Oak Emerging Technology Fund	—	953,768	—	953,768
Live Oak Health Sciences Fund	31,043	286,824	—	317,867

66	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2022 was as follows:

	Ordinary	Long-Term
Fund	Income	Capital Gain	Total
White Oak Select Growth Fund	$1,487,533	$22,087,351	$23,574,884
Pin Oak Equity Fund	171,606	19,182,741	19,354,347
Rock Oak Core Growth Fund	—	525,505	525,505
River Oak Discovery Fund	477,551	3,032,904	3,510,455
Red Oak Technology Select Fund	3,103,689	66,730,507	69,834,196
Black Oak Emerging Technology Fund	584,845	6,745,239	7,330,084
Live Oak Health Sciences Fund	697,562	2,980,860	3,678,422

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed			Cumulative
	Net			Effect of
	Investment	Accumulated	Unrealized	Timing
Fund	Income	Capital Gain	Appreciation	Differences	Total
White Oak Select Growth Fund	$1,905,678	$15,598,407	$168,215,249	$—	$185,719,334
Pin Oak Equity Fund	—	9,179,997	56,368,455	—	65,548,452
Rock Oak Core Growth Fund	—	—	1,853,402	(70,644)	1,782,758
River Oak Discovery Fund	—	—	3,732,932	(2,814,728)	918,204
Red Oak Technology Select Fund	—	22,509,853	302,406,016	—	324,915,869
Black Oak Emerging Technology Fund	—	2,103,180	17,922,859	(692,357)	19,333,682
Live Oak Health Sciences Fund	—	2,788,156	14,832,638	(8,579)	17,612,215

As of October 31, 2023, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, return of capital adjustments and partnership basis adjustments.

Rock Oak Core Growth Fund, River Oak Discovery Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund elected to defer to the fiscal year ending October 31, 2024, late year ordinary losses in the amount of $61,311, $375,181, $692,357 and $8,579, respectively.

1-888-462-5386 | www.oakfunds.com	67

Notes to Financial Statements
As of October 31, 2023

As of October 31, 2023, Rock Oak Core Growth Fund had long-term capital loss carryforwards available to offset future gains of $9,333, and River Oak Discovery Fund had short-term and long-term capital loss carryforwards available to offset future gains of $1,506,300 and $933,247, respectively. Capital loss carryforwards are not subject to expiration.

At October 31, 2023, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal	Gross	Gross	Net
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
White Oak Select Growth Fund	$205,672,102	$170,174,200	$(1,958,951)	$168,215,249
Pin Oak Equity Fund	68,490,970	58,092,525	(1,724,070)	56,368,455
Rock Oak Core Growth Fund	10,182,278	2,444,270	(590,868)	1,853,402
River Oak Discovery Fund	23,393,107	5,023,527	(1,290,595)	3,732,932
Red Oak Technology Select Fund	220,615,150	302,817,203	(411,187)	302,406,016
Black Oak Emerging Technology Fund	40,498,706	18,383,211	(460,352)	17,922,859
Live Oak Health Sciences Fund	43,670,633	15,868,927	(1,036,289)	14,832,638

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

As of October 31, 2023, Live Oak Health Sciences Fund invested greater than 25% of its net assets in securities in the Health Care sector. As of October 31, 2023, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund and Black Oak Emerging Technology Fund invested greater than 25% of their net assets in securities in the Technology sector. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

68	Annual Report | October 31, 2023

Notes to Financial Statements
As of October 31, 2023

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2023, the Vanita B. Oelschlager Trust owned 32.58% of Rock Oak Core Growth Fund and the James D. Oelschlager Trust owned 35.62% of River Oak Discovery Fund.

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2023, there were five Trustees, four of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic Board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter.

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS:

Management has evaluated events or transactions from October 31, 2023, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no other subsequent events to report that would have a material impact to the Funds’ financial statements.

1-888-462-5386 | www.oakfunds.com	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds as of October 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 28, 2023

70	Annual Report | October 31, 2023

Additional Information
As of October 31, 2023 (Unaudited)

1. UNAUDITED TAX INFORMATION:

White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 100%, 100%, 0%, and 100%, respectively, of the income dividends distributed between January 1, 2022 and December 31, 2022, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 100%, 100%, 0%, and 100%, respectively, of the ordinary income dividends distributed between January 1, 2022 and December 31, 2022, as qualifying for the corporate dividends received deduction.

In early 2023, if applicable, shareholders of record should have received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $651,947, $918,805, $65,591, $22,614,431, $1,034,076, and $793,797 as long-term capital gain dividends, respectively.

2. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3. QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Funds’ website at www.oakfunds.com.

1-888-462-5386 | www.oakfunds.com	71

Additional Information

As of October 31, 2023 (Unaudited)

TRUSTEES OF THE TRUST

			Number
			of
			Portfolios		Other
			in Fund
		Length	Complex		Directorships
	Position		Overseen		Held
Name and	Held with	of Time	by Board	Principal Occupation(s)	by Board
Year of Birth(1)	Trust	Served(2)	Member(3)	During Past Five Years	Member(4)
Susan F. Akers Born 1972	Trustee	Since May 2022	7	CFO and Principal of Ullman Oil Company since 2015.	None
Pauline F. Ramig, Ph.D. Born 1940	Trustee	Since 2007	7	Retired. Financial Planning Practitioner, Ramig Financial Planning, 1991-2021.	None
Michael R. Shade Born 1948	Trustee	Since 2007	7	Attorney at Law; Partner, Shade & Shade since 1979.	None
David J. Gruber Born 1963	Trustee	Since 2019	7	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) since 2016.	Trustee for Asset Management Fund (4 Funds); Monteagle Funds (4 Funds); and Cross Shore Discovery Fund

72	Annual Report | October 31, 2023

Additional Information
As of October 31, 2023 (Unaudited)

Number
of
			Portfolios		Other
in Fund
		Length	Complex		Directorships
	Position		Overseen		Held
Name and	Held with	of Time	by Board	Principal Occupation(s)	by Board
Year of Birth(1)	Trust	Served(2)	Member(3)	During Past Five Years	Member(4)
INTERESTED TRUSTEE OF THE TRUST
James D. Oelschlager(5) Born 1942	Interested Trustee	Since 2000	7	Co-CIO of Oak Associates, ltd. since 2019. Founder of Oak Associates, ltd. and Managing Member, President and CIO, 1985-2019.	None
TRUSTEE EMERITUS OF THE TRUST
John G. Stimpson Born 1942	Trustee Emeritus	Since 2019	7	Retired since 1993. Board of Trustees, Oak Associates Funds, 2000-2019.	None

[1]	Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3800 Embassy Parkway, Suite 310, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

[2]	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]	The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2023, the Oak Associates Funds Complex consisted of seven Funds.

[4]	Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]	Mr. Oelschlager is considered an “interested” person of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his role as co-Chief Investment Officer of the Adviser.

1-888-462-5386 | www.oakfunds.com	73

Additional Information

As of October 31, 2023 (Unaudited)

OFFICERS OF THE TRUST

Number
of
Portfolios
in Fund
		Length	Complex		Other
	Position		Overseen
Name and	Held with	of Time	by Board	Principal Occupation(s)	Directorships
Year of Birth(1)	Trust	Served	Member	During Past Five Years	Held
Charles A. Kiraly(2) Born 1969	President/ Chief Executive Officer	Since 2014	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC, 2006-2014.	N/A
Margaret L. Ballinger(2) Born 1953	Chief Compliance Officer	Since 2015	N/A	President since January 2020, Chief Compliance Officer since 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.	N/A
Zachary P. Richmond Born 1980	Treasurer	Since 2019	N/A	Vice President and Director of Financial Administration for Ultimus Fund Solutions, LLC since 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since 2015.	N/A

74	Annual Report | October 31, 2023

Additional Information

As of October 31, 2023 (Unaudited)

Number
of
Portfolios
in Fund
		Length	Complex		Other
	Position		Overseen
Name and	Held with	of Time	by Board	Principal Occupation(s)	Directorships
Year of Birth(1)	Trust	Served	Member	During Past Five Years	Held
Maggie Bull Born 1965	Secretary	Since 2018	N/A	Vice President, Senior Managing Counsel since August 2022; Vice President, Senior Legal Counsel February 2020-August 2022; Senior Attorney, 2017-2020 of Ultimus Fund Solutions, LLC.	N/A

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

1-888-462-5386 | www.oakfunds.com	75

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);

●	Information about the transactions in your accounts;

●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and

●	Information we receive about you as a result of your inquiries by mail, email and telephone

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and

●	So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call 1-888-462-5386

OAK ASSOCIATES FUNDS

By Mail

Oak Associates Funds

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

●	Trade Online

●	Access and Update Account Information

●	Go Paperless with eDelivery

●	View and download account history

●	Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund monthly on Form N-PORT, with every third month made available to the public by the Securities and Exchange Commission sixty days after the end of the Funds’ fiscal quarter.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Oak Funds-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $87,500

Fiscal year ended 2022: $87,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Fees for 2019 and 2018 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $21,000

Fiscal year ended 2022: $21,000

Fees for 2022 and 2021 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Not Applicable.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Oak Associates Funds

By (Signature and Title)*  /s/ Charles A. Kiraly

Charles A. Kiraly, President

Date   1/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Charles A. Kiraly

Charles A. Kiraly, President and Principal Executive Officer

Date   1/2/2024

By (Signature and Title)* /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date   1/2/2024